PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1993-1
                            MONTHLY SERVICER'S REPORT


# of Months Series in Existence:                                     36
Monthly Period Ended                                      May  31, 1996
Distribution Date                                         June 17, 1996
Determination Date                                        June 10, 1996


1. Trust Activity Series 1993-1

Beginning of Month - Aggregate Principal Receivables        1,422,154,686.50 (1)

Principal Collections on the Receivables                      166,343,979.97

Finance Charge Receivables                                     25,190,357.84

Receivables in Defaulted Accounts                               8,312,432.51

End of Month - Aggregate Principal Receivables              1,737,430,488.58

Investor Interest Series 1993-1                               100,000,000.00
Investor Interest Series 1994-1                               200,000,000.00
Investor Interest Series 1994-2                               400,000,000.00
Investor Interest Series 1995-1                               400,000,000.00
Seller Principal Receivables                                  637,430,488.58

Investor Percentage with respect to...
                                          Finance Charges         5.7556259%
                                          Charged-Off Accounts    5.7556259%
                                          Principal Receivables  11.5112519%

Seller Percentage with respect to ...
                                          Finance Charges        36.6881146%
                                          Charged-Off Accounts   36.6881146%
                                          Principal Receivables  30.9324886%

2.  Allocation of Funds in Collection Account

Available Finance Charge Collections                            2,066,494.67

Available Principal Collections                                23,393,233.04

Investor Default Amount                                           681,911.61

Aggregate Collections Allocated to Certificateholders          25,459,727.71

Monthly Certificate Interest Payable to Certificateholders
(See "Calculation of Certificate Interest" #3)                    466,666.67

Monthly Principal Payable To Certificateholders
(See "Calculation of Monthly Principal" #4)                    16,666,666.67

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                     7,408,477.98

(Net Deposit)/Draws on Shared Principal Collections                     0.00

Collections Available to Reimburse Investor Charge offs           714,357.37

Aggregate Investor Charge Offs                                          0.00

Reimbursed Investor Charge Offs                                         0.00
Reimbursed Investor Charge Offs per $1,000 Original Inv                 0.00

Monthly Investor Servicing Fee
(See "Calculation of Monthly Servicing Fee" #6)                   194,444.44

Monthly Certificate Insurer Fee                                     9,114.58

Excess Servicing  (Shortfall)    (dollars)                        714,357.37
Excess Servicing  (Shortfall)    (percentage of Investor Interest)   7.35%(1)

Required Shared Finance Charge Collections from other Series            0.00
Draw on Shared Finance Charge Collections from other Series             0.00

Withdrawal from Cash Collateral Account                                 0.00

Surety Bond Claim                                                       0.00

Certificate Insurer Fee Shortfall                                       0.00

Servicing Fee Shortfall                                                 0.00

Investor Charge Offs                                                    0.00
Investor Charge Offs per $1,000 Original Investment                     0.00

Investor Certificate Interest Shortfall     (Deficiency Amount)         0.00

Payments To Certificate Insurer                                         0.00

Deposits In Cash Collateral Account                                     0.00

Required Shared Finance Charge Collections for other Series             0.00
Deposit of Shared Finance Charge Collections for other Series           0.00

Total Distribution to Investors                                17,133,333.34
Total Distribution to Investors per $1,000 Invested                    85.67

3.  Calculation of Certificate Interest

Certificate Rate                                                       4.80%

This Month Certificate Interest                                   466,666.67

Previous Month's Deficiency Amount                                      0.00

Total Certificate Interest Distributable to Certificateholders    466,666.67
Total Certificate Interest Distributable per $1,000 of Original
     Investment                                                         2.33

4.  Calculation of Monthly Principal

Beginning Investor Interest                                   116,666,666.67

Available Principal Collections                                23,393,233.04

Investor Default Amount                                           681,911.61

Total Investor Monthly Principal                               24,075,144.65

Investor Monthly Principal Reinvested in Receivables            7,408,477.98

Controlled Amortization Amount                                 16,666,666.67

Maximum Monthly Principal to Certificateholders                16,666,666.67

Required Shared Principal Collections for other Series                  0.00
Deposit of Shared Principal Collections for other Series                0.00
Required Shared Principal Collections from other Series                 0.00
Draw on Shared Principal Collections from other Series                  0.00
Deficit Controlled Amortization Amount                                  0.00

Monthly Principal Payable to Certificateholders                16,666,666.67
Monthly Principal Payable per $1,000 of Original Investment            83.33

Ending Investor Interest                                      100,000,000.00

5.  Calculation of Pool Factor

Pool Factor (Ending Certificate Balance divided by Initial
     Principal Amount to 7 decimal places)                        0.5000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                       2.00%

Beginning Investor Interest                                  116,666,666.67

     Monthly Servicing  Fee                                      194,444.44

7.  Calculation of Remaining Surety Bond Amount

Available Surety Bond Amount on Previous Payment Date         12,000,000.00

Stated Surety Bond Amount                                     10,500,000.00

Unreimbursed Claims on Surety Bond                                     0.00

Reimbursements of Claims on Surety Bond                                0.00

Available Surety Bond Amount     (Dollars)                    10,500,000.00
Available Surety Bond Amount     (Percentage)                         9.00%

8.  Cash Collateral Account Activity

Beginning of Month Balance                                     4,666,666.67

Required Cash Collateral Account Amount                        4,083,333.33

Cash Collateral Account Deposits                                       0.00

Reinvestment Income Received on Cash Collateral Account           21,097.22

Aggregate Cash Collateral Account Draws                                0.00

Available Cash Collateral Amount     (Dollars)                 4,083,333.33
Available Cash Collateral Amount     (Percentage)                     3.50%

Total Credit Enhancement Percentage                                  12.50%

9.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                Dollars                     97,548,253.05
                                  Percent Dollars                     5.61%
                                  Number of Accts                    36,317
                                  Percent Number of Accts             2.91%

31-60 days past due               Dollars                     21,958,963.73
                                  Percent Dollars                     1.26%
                                  Number of Accts                     7,966
                                  Percent Number of Accts             0.64%

61-90 days past due               Dollars                     14,730,485.51
                                  Percent Dollars                     0.85%
                                  Number of Accts                     4,842
                                  Percent Number of Accts             0.39%

91-120 days past due              Dollars                     11,197,283.55
                                  Percent Dollars                     0.64%
                                  Number of Accts                     3,466
                                  Percent Number of Accts             0.28%

121-150 days past due             Dollars                      9,746,345.49
                                  Percent Dollars                     0.56%
                                  Number of Accts                     2,818
                                  Percent Number of Accts             0.23%

151-180 days past due             Dollars                      7,397,603.39
                                  Percent Dollars                     0.43%
                                  Number of Accts                     2,207
                                  Percent Number of Accts             0.18%

181 + days past due               Dollars                     12,108,376.13
                                  Percent Dollars                     0.70%
                                  Number of Accts                     3,446
                                  Percent Number of Accts             0.28%

10. Base Rate Calculation

Base Rate                                                             6.90%

Portfolio Yield                       (net of losses)                14.24%(1)

Excess of Portfolio Yield over Base Rate                              7.34%

11. Number of Accounts in the Trust

Number of Additional Accounts                                       180,335
Number of Removed Accounts                                                0
Number of Automatic Additional Accounts                               5,034
Ending Number of Accounts                                         1,245,938

Note (1): Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the May Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on May 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the May Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the May 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Portfolio Yield (net of losses):                 11.43%
Receivables in Defaulted Accounts:                5.63%
Excess Spread:
Series 1993-1:                                    4.55%
Series 1994-1:                                    4.25%
Series 1994-2:                                    3.24%
Series 1995-1:                                    3.19%



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                            MONTHLY SERVICER'S REPORT


# of Months Series in Existence:                                     28
Monthly Period Ended                                      May  31, 1996
Distribution Date                                         June 17, 1996
Determination Date                                        June 10, 1996


1. Trust Activity Series 1994-1

Beginning of Month - Aggregate Principal Receivables       1,422,154,686.50 (1)

Principal Collections on the Receivables                     166,343,979.97

Finance Charge Receivables                                    25,190,357.84

Receivables in Defaulted Accounts                              8,312,432.51

End of Month - Aggregate Principal Receivables             1,737,430,488.58

Investor Interest Series 1993-1                              100,000,000.00
Investor Interest Series 1994-1                              200,000,000.00
Investor Interest Series 1994-2                              400,000,000.00
Investor Interest Series 1995-1                              400,000,000.00
Seller Principal Receivables                                 637,430,488.58

Investor Percentage with respect to...
                                  Finance Charges               11.5112519%
                                  Charged-Off Accounts          11.5112519%
                                  Principal Receivables         11.5112519%

Seller Percentage with respect to ...
                                  Finance Charges               36.6881146%
                                  Charged-Off Accounts          36.6881146%
                                  Principal Receivables         30.9324886%

2.  Allocation of Funds in Collection Account

Available Finance Charge Collections                           3,542,562.29

Available Principal Collections                               23,393,233.04

Investor Default Amount                                        1,168,991.33

Aggregate Collections Allocated to Certificateholders         26,935,795.33

Monthly Certificate Interest Payable to Certificateholders
(See "Calculation of Certificate Interest" #3)                   850,000.00

Monthly Principal Payable To Certificateholders
(See "Calculation of Monthly Principal" #4)                            0.00

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                   24,562,224.37

(Net Deposit)/Draws on Shared Principal Collections                    0.00

Collections Available to Reimburse Investor Charge offs        1,174,612.63

Aggregate Investor Charge Offs                                         0.00

Reimbursed Investor Charge Offs                                        0.00
Reimbursed Investor Charge Offs per $1,000 Original Investment         0.00

Monthly Investor Servicing Fee
(See "Calculation of Monthly Servicing Fee" #6)                  333,333.33

Monthly Certificate Insurer Fee                                   15,625.00

Excess Servicing (Shortfall)  (dollars)                        1,174,612.63
Excess Servicing (Shortfall)  (percentage of Investor Interest)       7.05%(1)

Required Shared Finance Charge Collections from other Series           0.00
Draw on Shared Finance Charge Collections from other Series            0.00

Withdrawal from Cash Collateral Account                                0.00

Surety Bond Claim                                                      0.00

Certificate Insurer Fee Shortfall                                      0.00

Servicing Fee Shortfall                                                0.00

Investor Charge Offs                                                   0.00
Investor Charge Offs per $1,000 Original Investment                    0.00

Investor Certificate Interest Shortfall     (Deficiency Amounts)       0.00

Payments To Certificate Insurer                                        0.00

Deposits In Cash Collateral Account                                    0.00

Required Shared Finance Charge Collections for other Series            0.00
Deposit of Shared Finance Charge Collections for other Series          0.00

Total Distribution to Investors                                  850,000.00
Total Distribution to Investors per $1,000 Invested                    4.25

3.  Calculation of Certificate Interest

Certificate Rate                                                      5.10%

This Month Certificate Interest                                  850,000.00

Previous Month's Deficiency Amount                                     0.00

Total Certificate Interest Distributable to Certificateholders   850,000.00
Total Certificate Interest Distributable per $1,000 of
     Original Investment                                               4.25

4.  Calculation of Monthly Principal

Beginning Investor Interest                                  200,000,000.00

Available Principal Collections                               23,393,233.04

Investor Default Amount                                        1,168,991.33

Total Investor Monthly Principal                              24,562,224.37

Investor Monthly Principal Reinvested in Receivables          24,562,224.37

Controlled Amortization Amount                                         0.00

Maximum Monthly Principal to Certificateholders                        0.00

Required Shared Principal Collections for other Series                 0.00
Deposit of Shared Principal Collections for other Series               0.00
Required Shared Principal Collections from other Series                0.00
Draw on Shared Principal Collections from other Series                 0.00

Deficit Controlled Amortization Amount                                 0.00

Monthly Principal Payable to Certificateholders                        0.00
Monthly Principal Payable per $1,000 of Original Investment            0.00

Ending Investor Interest                                     200,000,000.00

5.  Calculation of Pool Factor

Pool Factor
(Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                       2.00%

Beginning Investor Interest                                  200,000,000.00

Monthly Servicing Fee                                            333,333.33

7.  Calculation of Remaining Surety Bond Amount

Available Surety Bond Amount on Previous Payment Date         18,000,000.00

Stated Surety Bond Amount                                     18,000,000.00

Unreimbursed Claims on Surety Bond                                     0.00

Reimbursements of Claims on Surety Bond                                0.00

Available Surety Bond Amount     (Dollars)                    18,000,000.00
Available Surety Bond Amount     (Percentage)                         9.00%

8.  Cash Collateral Account Activity

Beginning of Month Balance                                     7,000,000.00

Required Cash Collateral Account Amount                        7,000,000.00

Cash Collateral Account Deposits                                       0.00

Reinvestment Income Received on Cash Collateral Account           31,645.83

Aggregate Cash Collateral Account Draws                                0.00

Available Cash Collateral Amount     (Dollars)                 7,000,000.00
Available Cash Collateral Amount     (Percentage)                     3.50%

Total Credit Enhancement Percentage                                  12.50%

9.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                Dollars                     97,548,253.05
                                  Percent Dollars                     5.61%
                                  Number of Accts                    36,317
                                  Percent Number of Accts             2.91%

31-60 days past due               Dollars                     21,958,963.73
                                  Percent Dollars                     1.26%
                                  Number of Accts                     7,966
                                  Percent Number of Accts             0.64%

61-90 days past due               Dollars                     14,730,485.51
                                  Percent Dollars                     0.85%
                                  Number of Accts                     4,842
                                  Percent Number of Accts             0.39%

91-120 days past due              Dollars                     11,197,283.55
                                  Percent Dollars                     0.64%
                                  Number of Accts                     3,466
                                  Percent Number of Accts             0.28%

121-150 days past due             Dollars                      9,746,345.49
                                  Percent Dollars                     0.56%
                                  Number of Accts                     2,818
                                  Percent Number of Accts             0.23%

151-180 days past due             Dollars                      7,397,603.39
                                  Percent Dollars                     0.43%
                                  Number of Accts                     2,207
                                  Percent Number of Accts             0.18%

181 + days past due               Dollars                     12,108,376.13
                                  Percent Dollars                     0.70%
                                  Number of Accts                     3,446
                                  Percent Number of Accts             0.28%

10. Base Rate Calculation

Base Rate                                                             7.20%

Portfolio Yield                       (net of losses)                14.24%(1)

Excess of Portfolio Yield over Base Rate                              7.04%

11. Number of Accounts in the Trust

Number of Additional Accounts                                       180,335
Number of Removed Accounts                                                0
Number of Automatic Additional Accounts                               5,034
Ending Number of Accounts                                         1,245,938

Note (1): Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the May Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on May 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the May Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the May 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Portfolio Yield (net of losses):                 11.43%
Receivables in Defaulted Accounts:                5.63%
Excess Spread:
Series 1993-1:                                    4.55%
Series 1994-1:                                    4.25%
Series 1994-2:                                    3.24%
Series 1995-1:                                    3.19%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT


# of Months Series in Existence:                                     20
Monthly Period Ended                                      May  31, 1996
Distribution Date                                         June 17, 1996
Determination Date                                        June 10, 1996
Number of Days in Period                                             33


1. Trust Activity Series 1994-2

Beginning of Month - Aggregate Principal Receivables       1,422,154,686.50 (1)

Principal Collections on the Receivables                     166,343,979.97

Finance Charge Receivables                                    25,190,357.84

Receivables in Defaulted Accounts                              8,312,432.51

End of Month - Aggregate Principal Receivables             1,737,430,488.58

Investor Interest Series 1993-1                              100,000,000.00
Investor Interest Series 1994-1                              200,000,000.00
Investor Interest Series 1994-2                              400,000,000.00
Investor Interest Series 1995-1                              400,000,000.00
Seller Principal Receivables                                 637,430,488.58

Total Investor Percentage with respect to...
                                  Finance Charges               23.0225038%
                                  Charged-Off Accounts          23.0225038%
                                  Principal Receivables         23.0225038%

Class A Percentage with respect to...
                                  Finance Charges               21.8713786%
                                  Charged-Off Accounts          21.8713786%
                                  Principal Receivables         21.8713786%

Class B Percentage with respect to...
                                  Finance Charges                1.1511252%
                                  Charged-Off Accounts           1.1511252%
                                  Principal Receivables          1.1511252%

Seller Percentage with respect to ...
                                  Finance Charges               36.6881146%
                                  Charged-Off Accounts          36.6881146%
                                  Principal Receivables         30.9324886%

2.  Allocation of Funds in Collection Account

Class A Available Finance Charge Collections                   6,730,868.36

Class A Monthly Cap Interest Payable to Class A Certificateholders
(See "Calculation of Certificate Interest" #3)                 1,943,592.02
Unpaid Class A Monthly Cap Interest                                    0.00

Class A Monthly Servicing Fee
(See "Calculation of Monthly Servicing Fee" #6)                   633,333.33
Unpaid Class A Monthly Servicing Fee                                   0.00

Class A Investor Default Amount                                2,221,083.53
  Unreimbursed Class A Investor Charge-offs                            0.00

Excess Spread from Class A Finance Charge Collections          1,932,859.48

Class A Required Amount                                                0.00

Class B Available Finance Charge Collections                     354,256.23

Class B Monthly Cap Interest Payable to Class B Certificateholders
(See "Calculation of Certificate Interest" #3)                   106,877.65
Unpaid Class B Monthly Cap Interest                                    0.00

Class B Monthly Servicing Fee
(See "Calculation of Monthly Servicing Fee" #6)                   33,333.33
Unpaid Class B Monthly Servicing Fee                                   0.00

Class B Investor Default Amount                                  116,899.13
  Unreimbursed Class B Investor Charge-offs                            0.00

Excess Spread from Class B Finance Charge Collections             97,146.12

Class B Required Amount                                                0.00

Total Excess Spread                                            2,030,005.60

Excess Spread and Shared Finance Charges used to Satisfy Class
     A Required Amount                                                 0.00
Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest      0.00
Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee     0.00
Excess Spread used to satisfy Unreimbursed Class A Investor
     Charge-offs                                                       0.00
Remaining Class A Required Amount                                      0.00

Excess Spread used to satisfy Class B Required Amount                  0.00
Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest      0.00
Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee     0.00
Excess Spread used to satisfy Unreimbursed Class B Investor
     Charge-offs                                                       0.00
Remaining Class B Required Amount                                      0.00

Shared Finance Charges used to satisfy Remaining Class A
     Required Amount                                                   0.00
Shared Finance Charges used to satisfy Unpaid Class A Monthly
     Cap Interest                                                      0.00
Shared Finance Charges used to satisfy Unpaid Class A Monthly
     Servicing Fee                                                     0.00
Shared Finance Charges used to satisfy Unreimbursed Class A
     Investor Charge-offs                                              0.00
Remaining Class A Required Amount                                      0.00

Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                   0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class A
     Monthly Cap Interest                                              0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class A
     Monthly Servicing Fee                                             0.00
Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
     Investor Charge-offs                                              0.00
Remaining Class A Required Amount                                      0.00

Class B Reallocated Amount used to satisfy Remaining Class A
     Required Amount                                                   0.00
Class B Reallocated Amount used to satisfy Unpaid Class A
     Monthly Cap Interest                                              0.00
Class B Reallocated Amount used to satisfy Unpaid Class A
     Monthly Servicing Fee                                             0.00
Class B Reallocated Amount used to satisfy Unreimbursed Class A
     Investor Charge-offs                                              0.00
Remaining Class A Required Amount                                      0.00

Class B Investor Interest used to satisfy Unreimbursed
     Class A Investor Charge-offs                                      0.00

Shared Finance Charges used to satisfy Remaining Class B
     Required Amount                                                   0.00
Shared Finance Charges used to satisfy Unpaid Class B Monthly
     Cap Interest                                                      0.00
Shared Finance Charges used to satisfy Unpaid Class B Monthly
     Servicing Fee                                                     0.00
Shared Finance Charges used to satisfy Unreimbursed Class B
     Investor Charge-offs                                              0.00
Remaining Class B Required Amount                                      0.00

Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                   0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
     Cap Interest                                                      0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
     Servicing Fee                                                     0.00
Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
     Investor Charge-offs                                              0.00
Remaining Class B Required Amount                                      0.00

Excess Spread used to satisfy interest on overdue Class A
(See "Calculation of Certificate Interest" #3)                         0.00

Excess Spread used to satisfy interest on overdue Class B
(See "Calculation of Certificate Interest" #3)                         0.00

Excess Spread used to satisfy reimbursements of Class B Interest       0.00

Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                0.00

Excess Spread used to satisfy shortfalls of the Class A
     Interest Payments                                                 0.00

Excess Spread used to satisfy shortfalls of the Class B
     Interest Payments                                                 0.00

Excess Spread used to satisfy payments per Loan Agreement      2,030,005.60

Excess Spread used to satisfy Class A Excess Interest                  0.00

Excess Spread used to satisfy Class B Excess Interest                  0.00

Remaining Excess Servicing  (Shortfall) (dollars)              2,013,472.27
Remaining Excess Servicing (Shortfall) (percentage of
     Investor Interest)                                               6.04%(1)

Class A Investor Certificate Interest Shortfall                        0.00

Class A Charge-offs                                                    0.00
Unreimbursed Class A Charge Offs                                       0.00
Unreimbursed Class A Charge Offs per $1,000 Original Investment        0.00

Class A Monthly Servicing Fee Shortfall                                0.00

Class B Investor Certificate Interest Shortfall                        0.00

Class B Charge-offs                                                    0.00
Unreimbursed Class B Charge Offs                                       0.00
Unreimbursed Class B Charge Offs per $1,000 Original Investment        0.00

Class B Monthly Servicing Fee Shortfall                                0.00

Available Principal Collections                               46,786,466.07

Monthly Principal Payable To Class A Certificateholders
(See "Calculation of Monthly Principal" #4)                            0.00

Monthly Principal Payable To Class B Certificateholders
(See "Calculation of Monthly Principal" #4)                            0.00

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                   49,124,448.73

(Net Deposit)/Draws on Shared Principal Collections                    0.00

Required Shared Finance Charge Collections from other Series           0.00
Draw on Shared Finance Charge Collections from other Series            0.00

Withdrawal from Cash Collateral Account                                0.00

Required Shared Finance Charge Collections for other Series            0.00
Deposit of Shared Finance Charge Collections for other Series          0.00

Total Distribution to Class A Investors                        1,943,592.02
Total Distribution to Class A Investors per $1,000 Invested            5.11

Total Distribution to Class B Investors                          106,877.65
Total Distribution to Class B Investors per $1,000 Invested            5.34


3.  Calculation of Certificate Interest

Class A Certificate Rate                                           5.57969%
Class A Interest Rate Cap Provider Deposit                             0.00

Previous Month's Class A Deficiency Amount                             0.00

Class A Interest at the Certificate Rate + 0.5% on Deficiency Amount   0.00

This Month Class A Certificate Interest                        1,943,592.02

Expected Class A Principal                                   380,000,000.00
This Month Class A Cap Shortfall                                       0.00
Class A Excess Interest                                                0.00

Total Class A Interest Distributable to Class A Certificateholders
                                                               1,943,592.02
Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                               5.11

Class B Certificate Rate                                           5.82969%
Class B Interest Rate Cap Provider Deposit                             0.00

Previous Month's Class B Deficiency Amount                             0.00

Class B Interest at the Certificate Rate + 0.5% on Deficiency Amount   0.00

This Month Class B Certificate Interest                          106,877.65

Expected Class B Principal                                    20,000,000.00
This Month Class B Cap Shortfall                                       0.00
Class B Excess Interest                                                0.00

Total Class B Interest Distributable to Class B Certificateholders
                                                                 106,877.65
Total Class B Interest Distributable per $1,000 of Class B Original
     Investment                                                        5.34

Total Certificate Interest Distributable to
     Certificateholders                                        2,050,469.67
Total Certificate Interest Distributable per $1,000 of Original
     Investment                                                        5.13

4.  Calculation of Monthly Principal

Beginning Investor Interest                                  400,000,000.00

Beginning Class A Interest                                   380,000,000.00

Class A Available Principal Collections                       44,447,142.77
Class A Monthly Unreimbursed Charge-Offs                               0.00
Total Class A Monthly Principal                               46,668,226.30

Class A Monthly Principal Reinvested in Receivables           46,668,226.30

Class A Controlled Amortization Amount                                 0.00

Maximum Monthly Principal to Class A Certificateholders                0.00

Class A Deficit Controlled Amortization Amount                         0.00

Monthly Principal Payable to Class A Certificateholders                0.00
Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

Beginning Class B Interest                                    20,000,000.00

Class B Available Principal Collections                        2,339,323.30
Class B Monthly Unreimbursed Charge-Offs                               0.00
Total Class B Monthly Principal                                2,456,222.43

Class B Reallocated Principal                                          0.00
Prior Month's Cumulative Class B Reallocated Principal                 0.00
Class B Reduction of Interest                                          0.00
Prior Month's Cumulative Class B Reduction of Interest                 0.00

Class B Monthly Principal Reinvested in Receivables            2,456,222.43

Class B Controlled Amortization Amount                                 0.00

Maximum Monthly Principal to Class B Certificateholders                0.00

Required Shared Principal Collections for other Series                 0.00
Deposit of Shared Principal Collections for other Series               0.00
Required Shared Principal Collections from other Series                0.00
Draw on Shared Principal Collections from other Series                 0.00

Class B Deficit Controlled Amortization Amount                         0.00

Monthly Principal Payable to Class B Certificateholders                0.00
Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

Ending Investor Interest                                     400,000,000.00
Ending Class A Interest                                      380,000,000.00
Ending Class B Interest                                       20,000,000.00

5.  Calculation of Pool Factor

Pool Factor (Ending Certificate Balance divided by Initial
     Principal Amount to 7 Decimal places)                        1.0000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                       2.00%

Beginning Class A Investor Interest                          380,000,000.00
Beginning Class B Investor Interest                           20,000,000.00
Beginning Investor Interest                                  400,000,000.00

     Class A Monthly Servicing Fee                               633,333.33
     Class B Monthly Servicing Fee                                33,333.33
     Total Monthly Servicing  Fee                                666,666.67

7.  Cash Collateral Account Activity

Beginning of Month Balance                                    36,000,000.00

Required Cash Collateral Account Amount                       36,000,000.00

Excess Spread used to satisfy payments per loan agreement      2,030,005.60

Cash Collateral Account Deposits                                       0.00

Reinvestment Income Received on Cash Collateral Account           54,379.17

Aggregate Cash Collateral Account Draws                                0.00

Available Cash Collateral Amount     (Dollars)                36,000,000.00
Available Cash Collateral Amount     (Percentage)                     9.00%

8.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                Dollars                     97,548,253.05
                                  Percent Dollars                     5.61%
                                  Number of Accts                    36,317
                                  Percent Number of Accts             2.91%

31-60 days past due               Dollars                     21,958,963.73
                                  Percent Dollars                     1.26%
                                  Number of Accts                     7,966
                                  Percent Number of Accts             0.64%

61-90 days past due               Dollars                     14,730,485.51
                                  Percent Dollars                     0.85%
                                  Number of Accts                     4,842
                                  Percent Number of Accts             0.39%

91-120 days past due              Dollars                     11,197,283.55
                                  Percent Dollars                     0.64%
                                  Number of Accts                     3,466
                                  Percent Number of Accts             0.28%

121-150 days past due             Dollars                      9,746,345.49
                                  Percent Dollars                     0.56%
                                  Number of Accts                     2,818
                                  Percent Number of Accts             0.23%

151-180 days past due             Dollars                      7,397,603.39
                                  Percent Dollars                     0.43%
                                  Number of Accts                     2,207
                                  Percent Number of Accts             0.18%

181 + days past due               Dollars                     12,108,376.13
                                  Percent Dollars                     0.70%
                                  Number of Accts                     3,446
                                  Percent Number of Accts             0.28%


9. Base Rate Calculation

Base Rate                                                             7.59%

Portfolio Yield                       (net of losses)                14.24%(1)

Excess of Portfolio Yield over Base Rate                              6.65%

10. Number of Accounts in the Trust

Number of Additional Accounts                                       180,335
Number of Removed Accounts                                                0
Number of Automatic Additional Accounts                               5,034
Ending Number of Accounts                                         1,245,938

Note (1): Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the May Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on May 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the May Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the May 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Portfolio Yield (net of losses):                 11.43%
Receivables in Defaulted Accounts:                5.63%
Excess Spread:
Series 1993-1:                                    4.55%
Series 1994-1:                                    4.25%
Series 1994-2:                                    3.24%
Series 1995-1:                                    3.19%

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT


# of Months Series in Existence:                                     15
Monthly Period Ended                                      May  31, 1996
Distribution Date                                         June 17, 1996
Determination Date                                        June 10, 1996
Number of Days in Period                                             33


1. Trust Activity Series 1995-1

Beginning of Month - Aggregate Principal Receivables       1,422,154,686.50 (1)

Principal Collections on the Receivables                     166,343,979.97

Finance Charge Receivables                                    25,190,357.84

Receivables in Defaulted Accounts                              8,312,432.51

End of Month - Aggregate Principal Receivables             1,737,430,488.58

Investor Interest Series 1993-1                              100,000,000.00
Investor Interest Series 1994-1                              200,000,000.00
Investor Interest Series 1994-2                              400,000,000.00
Investor Interest Series 1995-1                              400,000,000.00
Seller Principal Receivables                                 637,430,488.58

Total Investor Percentage with respect to...
                                  Finance Charges               23.0225038%
                                  Charged-Off Accounts          23.0225038%
                                  Principal Receivables         23.0225038%

Class A Percentage with respect to...
                                  Finance Charges               21.8713786%
                                  Charged-Off Accounts          21.8713786%
                                  Principal Receivables         21.8713786%

Class B Percentage with respect to...
                                  Finance Charges                1.1511252%
                                  Charged-Off Accounts           1.1511252%
                                  Principal Receivables          1.1511252%

Seller Percentage with respect to ...
                                  Finance Charges               36.6881146%
                                  Charged-Off Accounts          36.6881146%
                                  Principal Receivables         30.9324886%

2.  Allocation of Funds in Collection Account

Class A Available Finance Charge Collections                   6,730,868.36

Class A Monthly Cap Interest Payable to Class A Certificateholders
(See "Calculation of Certificate Interest" #3)                 1,961,008.68
Unpaid Class A Monthly Cap Interest                                    0.00

Class A Monthly Servicing Fee
(See "Calculation of Monthly Servicing Fee" #6)                  633,333.33
Unpaid Class A Monthly Servicing Fee                                   0.00

Class A Investor Default Amount                                2,221,083.53
Unreimbursed Class A Investor Charge-offs                              0.00

Excess Spread from Class A Finance Charge Collections          1,915,442.81

Class A Required Amount                                                0.00

Class B Available Finance Charge Collections                     354,256.23

Class B Monthly Cap Interest Payable to Class B Certificateholders
(See "Calculation of Certificate Interest" #3)                   105,960.98
Unpaid Class B Monthly Cap Interest                                    0.00

Class B Monthly Servicing Fee
(See "Calculation of Monthly Servicing Fee" #6)                    33,333.33
Unpaid Class B Monthly Servicing Fee                                   0.00

Class B Investor Default Amount                                  116,899.13
  Unreimbursed Class B Investor Charge-offs                            0.00

Excess Spread from Class B Finance Charge Collections             98,062.79

Class B Required Amount                                                0.00

Total Excess Spread                                            2,013,505.60

Excess Spread and Shared Finance Charges used to Satisfy
     Class A Required Amount                                           0.00
Excess Spread used to satisfy Unpaid Class A Monthly
     Cap Interest                                                      0.00
Excess Spread used to satisfy Unpaid Class A Monthly
     Servicing Fee                                                     0.00
Excess Spread used to satisfy Unreimbursed Class A Investor
     Charge-offs                                                       0.00
Remaining Class A Required Amount                                      0.00

Excess Spread used to satisfy Class B Required Amount                  0.00
Excess Spread used to satisfy Unpaid Class B Monthly
     Cap Interest                                                      0.00
Excess Spread used to satisfy Unpaid Class B Monthly
     Servicing Fee                                                     0.00
Excess Spread used to satisfy Unreimbursed Class B Investor
     Charge-offs                                                       0.00
Remaining Class B Required Amount                                      0.00

Shared Finance Charges used to satisfy Remaining Class A
     Required Amount                                                   0.00
Shared Finance Charges used to satisfy Unpaid Class A Monthly
     Cap Interest                                                      0.00
Shared Finance Charges used to satisfy Unpaid Class A Monthly
     Servicing  Fee                                                    0.00
Shared Finance Charges used to satisfy Unreimbursed CLass A
     Investor Charge-offs                                              0.00
Remaining Class A Required Amount                                      0.00

Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                   0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class A
     Monthly Cap Interest                                              0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class A
     Monthly Servicing Fee                                             0.00
Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
     Investor Charge-offs                                              0.00
Remaining Class A Required Amount                                      0.00

Class B Reallocated Amount used to satisfy Remaining Class A
     Required Amount                                                   0.00
Class B Reallocated Amount used to satisfy Unpaid Class A
     Monthly Cap Interest                                              0.00
Class B Reallocated Amount used to satisfy Unpaid Class A
     Monthly Servicing Fee                                             0.00
Class B Reallocated Amount used to satisfy Unreimbursed Class A
     Investor Charge-offs                                              0.00
Remaining Class A Required Amount                                      0.00

Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-offs                                              0.00

Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                            0.00
Shared Finance Charges used to satisfy Unpaid Class B Monthly
     Cap Interest                                                      0.00
Shared Finance Charges used to satisfy Unpaid Class B Monthly
     Servicing Fee                                                     0.00
Shared Finance Charges used to satisfy Unreimbursed Class B
     Investor Charge-offs                                              0.00
Remaining Class B Required Amount                                      0.00

Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                   0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class B
     Monthly Cap Interest                                              0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class B
     Monthly Servicing Fee                                             0.00
Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
     investor Charge-offs                                              0.00
Remaining Class B Required Amount                                      0.00

Excess Spread used to satisfy interest on overdue Class A
(See "Calculation of Certificate Interest" #3)                         0.00

Excess Spread used to satisfy interest on overdue Class B
(See "Calculation of Certificate Interest" #3)                         0.00

Excess Spread used to satisfy reimbursements of Class B Interest       0.00

Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                0.00

Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                          0.00

Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                          0.00

Excess Spread used to satisfy payments per Loan Agreement      2,013,505.60

Excess Spread used to satisfy Class A Excess Interest                  0.00

Excess Spread used to satisfy Class B Excess Interest                  0.00

Remaining Excess Servicing (dollars)                           1,997,833.37
Remaining Excess Servicing (percentage of Investor Interest)          5.99%(1)

Class A Investor Certificate Interest Shortfall                        0.00

Class A Charge-offs                                                    0.00
Unreimbursed Class A Charge Offs                                       0.00
Unreimbursed Class A Charge Offs per $1,000 Original Investment        0.00

Class A Monthly Servicing Fee Shortfall                                0.00

Class B Investor Certificate Interest Shortfall                        0.00

Class B Charge-offs                                                    0.00
Unreimbursed Class B Charge Offs                                       0.00
Unreimbursed Class B Charge Offs per $1,000 Original Investment        0.00

Class B Monthly Servicing Fee Shortfall                                0.00

Available Principal Collections                               46,786,466.07

Monthly Principal Payable To Class A Certificateholders
(See "Calculation of Monthly Principal" #4)                            0.00

Monthly Principal Payable To Class B Certificateholders
(See "Calculation of Monthly Principal" #4)                            0.00

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                   49,124,448.73

(Net Deposit)/Draws on Shared Principal Collections                    0.00

Required Shared Finance Charge Collections from other Series           0.00
Draw on Shared Finance Charge Collections from other Series            0.00

Withdrawal from Cash Collateral Account                                0.00

Required Shared Finance Charge Collections for other Series            0.00
Deposit of Shared Finance Charge Collections for other Series          0.00

Total Distribution to Class A Investors                        1,961,008.68
Total Distribution to Class A Investors per $1,000 Invested            5.16

Total Distribution to Class B Investors                          105,960.98
Total Distribution to Class B Investors per $1,000 Invested            5.30

3.  Calculation of Certificate Interest

Class A Certificate Rate                                           5.62969%
Class A Interest Rate Cap Provider Deposit                             0.00

Previous Month's Class A Deficiency Amount                             0.00

Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                            0.00

This Month Class A Certificate Interest                        1,961,008.68

Expected Class A Principal                                   380,000,000.00
This Month Class A Cap Shortfall                                       0.00
Class A Excess Interest                                                0.00

Total Class A Interest Distributable to Class A
     Certificateholders                                        1,961,008.68
Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                               5.16

Class B Certificate Rate                                           5.77969%
Class B Interest Rate Cap Provider Deposit                             0.00

Previous Month's Class B Deficiency Amount                             0.00

Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                            0.00

This Month Class B Certificate Interest                          105,960.98

Expected Class B Principal                                    20,000,000.00
This Month Class B Cap Shortfall                                       0.00
Class B Excess Interest                                                0.00

Total Class B Interest Distributable to Class B
     Certificateholders                                          105,960.98
Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               5.30

Total Certificate Interest Distributable to Certificateholders 2,066,969.66 Total Certificate Interest Distributable per $1,000 of
     Original Investment                                               5.17

4.  Calculation of Monthly Principal

Beginning Investor Interest                                  400,000,000.00

Beginning Class A Interest                                   380,000,000.00

Class A Available Principal Collections                       44,447,142.77
Class A Monthly Unreimbursed Charge-Offs                               0.00
Total Class A Monthly Principal                               46,668,226.30

Class A Monthly Principal Reinvested in Receivables           46,668,226.30

Class A Controlled Amortization Amount                                 0.00

Maximum Monthly Principal to Class A Certificateholders                0.00

Class A Deficit Controlled Amortization Amount                         0.00

Monthly Principal Payable to Class A Certificateholders                0.00
Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

Beginning Class B Interest                                    20,000,000.00

Class B Available Principal Collections                        2,339,323.30
Class B Monthly Unreimbursed Charge-Offs                               0.00
Total Class B Monthly Principal                                2,456,222.43

Class B Reallocated Principal                                          0.00
Prior Month's Cumulative Class B Reallocated Principal                 0.00
Class B Reduction of Interest                                          0.00
Prior Month's Cumulative Class B Reduction of Interest                 0.00

Class B Monthly Principal Reinvested in Receivables            2,456,222.43

Class B Controlled Amortization Amount                                 0.00

Maximum Monthly Principal to Class B Certificateholders                0.00

Required Shared Principal Collections for other Series                 0.00
Deposit of Shared Principal Collections for other Series               0.00
Required Shared Principal Collections from other Series                0.00
Draw on Shared Principal Collections from other Series                 0.00

Class B Deficit Controlled Amortization Amount                         0.00

Monthly Principal Payable to Class B Certificateholders                0.00
Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

Ending Investor Interest                                     400,000,000.00
Ending Class A Interest                                      380,000,000.00
Ending Class B Interest                                       20,000,000.00

5.  Calculation of Pool Factor

Pool Factor (Ending Certificate Balance divided by Initial
     Principal Amount to 7 decimal places)                        1.0000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                       2.00%

Beginning Class A Investor Interest                          380,000,000.00
Beginning Class B Investor Interest                           20,000,000.00
Beginning Investor Interest                                  400,000,000.00

     Class A Monthly Servicing Fee                               633,333.33
     Class B Monthly Servicing Fee                                33,333.33
     Total Monthly Servicing  Fee                                666,666.67

7.  Cash Collateral Account Activity

Beginning of Month Balance                                    36,000,000.00

Required Cash Collateral Account Amount                       36,000,000.00

Excess Spread used to satisfy payments per Loan Agreement      2,013,505.60

Cash Collateral Account Deposits                                       0.00

Reinvestment Income Received on Cash Collateral Account           36,166.67

Aggregate Cash Collateral Account Draws                                0.00

Available Cash Collateral Amount     (Dollars)                36,000,000.00
Available Cash Collateral Amount     (Percentage)                     9.00%


8.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                Dollars                     97,548,253.05
                                  Percent Dollars                     5.61%
                                  Number of Accts                    36,317
                                  Percent Number of Accts             2.91%

31-60 days past due               Dollars                     21,958,963.73
                                  Percent Dollars                     1.26%
                                  Number of Accts                     7,966
                                  Percent Number of Accts             0.64%

61-90 days past due               Dollars                     14,730,485.51
                                  Percent Dollars                     0.85%
                                  Number of Accts                     4,842
                                  Percent Number of Accts             0.39%

91-120 days past due              Dollars                     11,197,283.55
                                  Percent Dollars                     0.64%
                                  Number of Accts                     3,466
                                  Percent Number of Accts             0.28%

121-150 days past due             Dollars                      9,746,345.49
                                  Percent Dollars                     0.56%
                                  Number of Accts                     2,818
                                  Percent Number of Accts             0.23%

151-180 days past due             Dollars                      7,397,603.39
                                  Percent Dollars                     0.43%
                                  Number of Accts                     2,207
                                  Percent Number of Accts             0.18%

181 + days past due               Dollars                     12,108,376.13
                                  Percent Dollars                     0.70%
                                  Number of Accts                     3,446
                                  Percent Number of Accts             0.28%

9. Base Rate Calculation

Base Rate                                                             7.64%

Portfolio Yield                       (net of losses)                14.24%(1)

Excess of Portfolio Yield over Base Rate                              6.60%

10. Number of Accounts in the Trust

Number of Additional Accounts                                       180,335
Number of Removed Accounts                                                0
Number of Automatic Additional Accounts                               5,034
Ending Number of Accounts                                         1,245,938

Note (1): Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the May Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on May 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the May Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the May 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Portfolio Yield (net of losses):                 11.43%
Receivables in Defaulted Accounts:                5.63%
Excess Spread:
Series 1993-1:                                    4.55%
Series 1994-1:                                    4.25%
Series 1994-2:                                    3.24%
Series 1995-1:                                    3.19%